RYDEX|SGI SERIES FUNDS
                                   A-CLASS AND C-CLASS SHARES SUMMARY PROSPECTUS
                                                                     MAY 1, 2010

                                   (GRAPHIC)

                                                                    ALTERNATIVES

                   Multi-Hedge Strategies Fund (A-CLASS: RYMQX) (C-CLASS: RYMRX)

                                                                (RYDEX|SGI LOGO)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an email to: sservices@sg-investors.com. The Fund's Prospectus and SAI, each dated May 1, 2010, and the Fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.

MULTI-HEDGE STRATEGIES FUND

INVESTMENT OBJECTIVE - The Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares and C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" on page 38 of the Prospectus and in "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" beginning on page 62 of the Fund's Statement of Additional Information ("SAI").


                                                                        A-CLASS   C-CLASS
                                                                        -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                   4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of
   initial purchase price or current market value, whichever is less)    None      1.00%
Redemption Fee (on shares redeemed within 30 days of purchase)
   (as a percentage of amount redeemed, if applicable)                   1.00%     1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees of the Fund and Subsidiary                               1.19%     1.20%
Distribution and Shareholder Service (12b-1) Fees                        0.25%     1.00%
Other Expenses                                                           0.92%     0.94%
   Other Expenses of the Fund                                            0.00%     0.02%
   Short Dividend Expenses                                               0.92%     0.92%
Acquired Fund Fees and Expenses                                          0.07%     0.07%
Total Annual Fund Operating Expenses                                     2.43%     3.21%
Fee Waiver*                                                              0.04%     0.05%
                                                                         ----      ----
Total Annual Fund Operating Expenses After Fee Waiver                    2.39%     3.16%
                                                                         ====      ====

* PADCO ADVISORS, INC., WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $706     $1,185    $1,690     $3,072
C-CLASS SHARES    $419     $  974    $1,654     $3,467

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $319      $974     $1,654     $3,467

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 858% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Multi-Hedge Strategies Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds. The allocation to these strategies is based on a proprietary evaluation of their risk and return characteristics. These investment strategies include, but are not limited to:

LONG/SHORT EQUITY - Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets;

EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements;

FIXED INCOME STRATEGIES - Pursuant to fixed income long and short investment strategies, portfolio managers seek to profit from relationships between different fixed income securities or fixed income and equity securities; and leveraging long and short positions in securities that are related mathematically or economically;

MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition; and

GLOBAL MACRO - Pursuant to a global macro strategy, portfolio managers seek to profit from changes in currencies, commodity prices, and market volatility.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions.

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including small, mid, and large-capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts ("ADRs"), exchange-traded funds ("ETFs"), and corporate debt. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Multi-Hedge Strategies Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

HIGH YIELD RISK - The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - -The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR THE C-CLASS SHARES IS BASED ON A CALENDAR YEAR.

                                  (BAR CHART)

2006    5.76%
2007    3.22%
2008   -18.85%
2009   -3.35%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 6/30/2008) 3.65%               (quarter ended 12/31/2008) -10.61%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                               Since Inception
A-CLASS SHARES                                                   Past 1 Year     (9/19/2005)
--------------                                                   -----------   ---------------
Return Before Taxes                                                 -7.22%          -4.01%
Return After Taxes on Distributions                                 -7.22%          -4.50%
Return After Taxes on Distributions and Sale of Fund Shares         -4.69%          -3.60%
HFRX Global Hedge Fund Index* (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                               13.17%           0.17%

                                                                               Since Inception
C-CLASS SHARES                                                   Past 1 Year     (9/19/2005)
--------------                                                   -----------   ---------------
Return Before Taxes                                                 -4.32%          -3.63%
Return After Taxes on Distributions                                 -4.32%          -4.14%
Return After Taxes on Distributions and Sale of Fund Shares         -2.81%          -3.29%
HFRX Global Hedge Fund Index* (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                               13.17%           0.17%

* THE HFRX GLOBAL HEDGE FUND INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE OVERALL COMPOSITION OF THE HEDGE FUND UNIVERSE. IT IS COMPRISED OF EIGHT STRATEGIES; CONVERTIBLE ARBITRAGE, DISTRESSED SECURITIES, EQUITY HEDGE, EQUITY MARKET NEUTRAL, EVENT DRIVEN, MACRO, MERGER ARBITRAGE, AND RELATIVE VALUE ARBITRAGE. THE STRATEGIES ARE ASSET WEIGHTED BASED ON THE DISTRIBUTION OF ASSETS IN THE HEDGE FUND INDUSTRY. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

INVESTMENT ADVISER - PADCO Advisors, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of PADCO Advisors, Inc. Mr. Byrum has been associated with PADCO Advisors, Inc. since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with PADCO Advisors, Inc. since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with PADCO Advisors, Inc. since 2004.

PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH").

Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Purchases of C-Class Shares of the Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of the Fund.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any business day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

(RYDEX|SGI LOGO)

9601 BLACKWELL ROAD, SUITE 500
ROCKVILLE, MARYLAND 20850
800.820.0888 WWW.RYDEX-SGI.COM

SUMMHAC-0510x0511